UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 23, 2014

Imation Corp.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14310	41-1838504

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 IMATION WAY OAKDALE, MINNESOTA	55128

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(651) 704-4000

None

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

e) In November 2014, the Board of Directors of Imation Corp. (the “Company”) approved both a reduction in its own compensation (as described in Item 8.01 below) and a reduction in the cost of certain executive compensation programs as described below. These actions were taken after extensive analysis over the last several months and with the advice of the Board’s independent compensation consultant. The Board anticipates that these are the first steps in transforming our compensation structure to better align it with the future direction and size of the Company.

As part of those efforts, on November 23, 2014, the Board approved certain changes to the Company’s form of severance agreement for executive officers. The Board determined that it was appropriate to remove the provisions that provide an executive with a cash “gross-up payment” to cover any federal excise tax due under Section 4999 of the Internal Revenue Code and reduce the severance and other Change of Control (as defined in the agreement) payments to an amount so that no federal excise tax is owed by the executive.

The Board also determined it was appropriate to make the following additional changes to the Company’s form of severance agreement for executive officers: If an executive officer is terminated other than after a Change of Control (as defined in the severance agreement), the executive officer will be entitled to receive, in addition to other payments, payment of the prorated portion of the annual bonus under the annual bonus plan for the year in which the termination occurs, only if and to the extent that the performance metrics are met, payable at the time the Company’s annual bonus is payable. If there is a Change of Control, the executive officer will receive upon the Change of Control a prorated portion of the annual bonus under the annual bonus plan as if the performance metrics were met at target (100%) level. For termination after a Change of Control, in addition to other payments, the executive officer will receive a prorated bonus payment under the annual bonus plan for the year in which the termination occurs as if the performance metrics were met at target (100%) level, provided the executive officer was not already paid under the Change of Control provision described above.

The Company expects that these changes to the form of severance agreement will reduce the cost to the Company in the event of a Change of Control by approximately 50%. Each named executive officer has executed the new form of severance agreement.

The foregoing description of the changes to the severance agreement for executive officers is not complete and is qualified in its entirety by reference to the Amended and Restated Severance and Change in Control Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 23, 2014, the Company’s Board of Directors also approved certain changes to the Company’s form of Performance Award Agreement for executive officers and Performance Based Restricted Stock Award Agreement for executive officers for use under the Company’s 2011 Stock Incentive Plan. The form of Performance Award Agreement was amended to provide that, in the event of a Change in Control (as defined in the award agreement), the executive would receive a prorated portion of the performance award as if the performance metric for the year of the Change in Control were met at target (100%) level. The form of Performance Based Restricted Stock Award Agreement was amended to provide that, in the event of a Change in Control (as defined in the award agreement), the right to receive the shares will be converted to a right to receive the cash value of the shares based on their cash value at the time of the Change in Control and the executive would receive a prorated portion of the performance award as if the performance metric for the year of the Change in Control were met at target (100%) level. Both award agreements were also amended to provide that if an executive is terminated within twelve months of a Change in Control, the executive would receive an additional payment as if the all the performance metrics at the date of the Change in Control were met at target (100%) level, less any amounts previously paid at the time of the Change in Control. The Performance Based Restricted Stock Award Agreements and Performance Award Agreements outstanding under the Company’s 2011 Stock Incentive Plan and held by named executive officers will be amended to reflect the new terms summarized above.

The foregoing description of the changes to the form of Performance Based Restricted Stock Award Agreement for executive officers and Performance Award Agreement for executive officers for use under the Company’s 2011 Stock Incentive Plan is not complete and is qualified in its entirety by reference to the form of Performance Based Restricted Stock Award Agreement for executive officers, Performance Award Agreement for executive officers, Amendments to

Performance Based Restricted Stock Award Agreement for executive officers and Amendments to Performance Award Agreement for Executive Officers, a copy of which is filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, 10.6, 10.7, 10.8 and 10.9 respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On November 7, 2014, the Board of Directors approved a reduction in Board of Director compensation effective in May 2015. The annual equity grant of restricted stock to all members of the Board of Directors will be reduced from a dollar value of $175,000 to a dollar value of $150,000. The    Non-Executive Chairman Fee will be reduced from $87,500 to $75,000 and the additional annual equity grant to the Non-Executive Chairman will be reduced from a dollar value of $87,500 to a dollar value of $75,000. The Board took this action, and its prior action reducing the size of the Board, to right size board compensation and decrease overall costs to the Company as part of its strategic transformation.

(d) Exhibits
10.1 Form of Amended and Restated Severance and Change of Control Agreement
10.2 Form of 2011 Stock Incentive Plan Performance Based Restricted Stock Award Agreement for Executive Officers
10.3 Form of 2011 Stock Incentive Plan Performance Award Agreement for Executive Officers
10.4 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2014)
10.5 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2014)
10.6 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2013)
10.7 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2013)
10.8 Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (pre 2013)
10.9 Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (pre 2013)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imation Corp. (REGISTRANT)
Date:	November 24, 2014	By:	/s/Scott J. Robinson
Scott J. Robinson
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Amended and Restated Severance and Change of Control Agreement
10.2	Form of 2011 Stock Incentive Plan Performance Based Restricted Stock Award Agreement for Executive Officers
10.3	Form of 2011 Stock Incentive Plan Performance Award Agreement for Executive Officers
10.4	Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2014)
10.5	Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2014)
10.6	Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (2013)
10.7	Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (2013)
10.8	Form of 2011 Stock Incentive Plan Amendment to Performance Based Restricted Stock Award Agreement for Executive Officers (pre 2013)
10.9	Form of 2011 Stock Incentive Plan Amendment to Performance Award Agreement for Executive Officers (pre 2013)